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                                                                    EXHIBIT 23.2


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included in the PharmaPrint Inc. and subsidiaries Form 10-K for the year ended March 31, 1999, into the Company's previously filed Registration Statement File Nos. 333-78555, 333-72255, and 333-72263.



Arthur Andersen LLP

Orange County, California
August 15, 2000